Supplement to
Fidelity's Targeted
International
Equity Funds®
December 30, 2004
Prospectus

The following information replaces the biographical information for Claudio Brocado found in the "Fund Management" section beginning on page 31.

Brent Bottamini is co-manager of Latin America Fund, which he has managed since April 2005. He also manages one other Fidelity fund. Since joining Fidelity Investments in 1998, Mr. Bottamini has worked as an equity research analyst and manager.

Adam Kutas is co-manager of Latin America Fund, which he has managed since April 2005. He also manages one other Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Kutas has worked as a mutual fund analyst, equity research analyst, and manager.

The following information supplements the biographical information for Ignatius Lee found in the "Fund Management" section beginning on page 31.

Effective June 20, 2005, Ignatius Lee, portfolio manager of Fidelity China Region Fund, has taken a leave of absence from Fidelity Investments. Interim portfolio manager information for the fund follows.

K.C. Lee is interim manager of China Region Fund, which he has managed since June 2005. Since joining Fidelity Investments in 1982, Mr. Lee has served as an investment analyst, assistant portfolio manager and portfolio manager.

TIF-05-02 June 28, 2005
1.483702.140